Exhibit 10.1

This Form of Purchase Agreement is Representative of the Purchase Agreement under which the Selling Security Holders Purchased their Shares of Common Stock in the Private Placement. See Schedule A attached hereto for a list of the number of shares purchased by, and warrants issued to, each purchaser.]

                               PURCHASE AGREEMENT

      THIS AGREEMENT is made as of the 8th day of July 2005 by and between Intelli-Check, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 246 Crossways Park West, Woodbury, New York 11797, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                  SECTION 1. Authorization of Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to (i) 275,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company and (ii) warrants (the "Warrants") to purchase up to 110,00 shares of common stock (the "Warrant Shares") at an initial exercise price of $5.40 per share, subject to adjustment. The Company reserves the right to increase or decrease the number of Shares or Warrant Shares sold in this private placement prior to the Closing Date. The Shares and the Warrants are hereinafter sometimes referred to together as the "Securities."

                  SECTION 2. Agreement to Sell and Purchase the Securities. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Securities (at the purchase price) shown below:

                                           Price Per Share
     Shares to be     Warrant Shares         And Warrant         Aggregate
      Purchased       to be Purchased        In Dollars            Price
     ------------     ---------------      ---------------       ---------
        61,875             24,750              $4.00             $247,500

      The Company proposes to enter into the same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Securities to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean JMP Securities LLC.

                  SECTION 3. Delivery of the Securities at the Closing. The completion of the purchase and sale of the Securities (the "Closing") shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 as soon as practicable and as agreed to by the parties hereto, within three business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date").

      At the Closing, the Company shall deliver to the Purchaser one or more stock certificates representing the number of Shares set forth in Section 2 above and one or more Warrant certificates representing the number of Warrant Shares set forth in Section 2 above, each registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, and bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the stock certificates and the Warrant certificates are to be registered are set forth in the Securities Certificate Questionnaire attached hereto as Appendix I. The Company's obligation to complete the purchase and sale of the Securities and deliver such stock certificate(s) and Warrant certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Purchasers; and (c) the accuracy in all material respects of the
representations   and   warranties   made   by  the   Purchasers   (as  if  such
representations and warranties were made on the Closing Date) and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and Warrant certificate(s) and to pay for the Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) each of the representations and warranties of the Company made herein shall be accurate as of the Closing Date;
(b) the delivery to the Purchaser by counsel to the Company of a legal opinion in a form reasonably satisfactory to counsel to the Placement Agent; and (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Securities that they have agreed to purchase from the Company.

                  SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                  4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The Company has no subsidiaries. For purposes of this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Company.

                  4.2 Authorized Capital Stock. Except as disclosed in or contemplated by the Confidential Private Placement Memorandum, dated June 13, 2005 prepared by the Company, including all exhibits, supplements and amendments thereto (the "Private Placement Memorandum"), the Company had outstanding the capital stock set forth under the heading "Capitalization" in the Private
Placement Memorandum as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Private Placement Memorandum accurately and fairly presents all material information with respect to such plans, arrangements, options and rights.

                  4.3 Issuance, Sale and Delivery of the Securities. The Securities and the Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws), and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum as of the dates set forth therein. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities or the Warrant Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by it pursuant to Section 7.1 (the "Registration Statement")) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act") in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities or the Warrant Shares to be sold by the Company as contemplated herein. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants.

                  4.4 Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, and will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which would have a Material Adverse Effect, or (B) to the Company's knowledge, any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Securities. Upon the execution and delivery of this Agreement and the Warrants, and assuming the valid execution thereof by the Purchaser, this Agreement and the Warrants will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

                  4.5 Accountants. Each of the firms of Amper, Politziner & Mattia, P.C. and Grant Thornton LLP, each of which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus which forms a part thereof (the "Prospectus"), is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

                  4.6 No Defaults. Except as disclosed in the Private Placement Memorandum, the Company is not in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which could reasonably be expected to have a Material Adverse Effect and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents and which would have a Material Adverse Effect.

                  4.7 Contracts. Except as disclosed in the Private Placement Memorandum, the Company has no material contracts. Any contracts described in the Private Placement Memorandum that are material to the Company are in full force and effect on the date hereof; and neither the Company nor, to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

                  4.8 No Actions. Except as disclosed in the Private Placement Memorandum, (1) there are no legal or governmental actions, suits or proceedings pending and (2) to the Company's knowledge, there are no inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which might reasonably be expected to have a Material Adverse Effect.

                  4.9 Properties. The Company has good and marketable title to all properties and assets reflected as owned in the financial statements included in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the Private Placement Memorandum or otherwise in the Private Placement Memorandum, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole. Except as disclosed in the Private Placement Memorandum, the Company leases all such properties as are necessary to its operations as now conducted.

                  4.10 No Material Change. Since December 31, 2004, and except as described in the Private Placement Memorandum (i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Securities hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness not incurred in the ordinary course of business that is material to the Company; and (v) there has not been any other event which has caused a Material Adverse Effect.

                  4.11 Intellectual Property. Except as disclosed in the Private Placement Memorandum: (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property"); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims; and (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

                  4.12 Compliance. The Company has not been advised, nor does the Company have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

                  4.13 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect.

                  4.14 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

                  4.15 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  4.16 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities other than the Private Placement Memorandum or any amendment or supplement thereto. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Securities, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

                  4.17 Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  4.18 Additional Information. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective final dates:

                  (a) the Company's Annual Report on Form 10-K for the year ended December 31, 2004;

                  (b) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

                  (c) the Company's Definitive Proxy Statement on Schedule 14A filed on May 13, 2005;

                  (d) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Purchase Agreement and the Appendices); and

                  (e) all other documents, if any, filed by the Company with the Commission since December 31, 2004 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  4.19 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.

                  4.20 Corporate Legal Opinion. As a condition to the Purchasers' obligation to purchase the Securities, legal counsel to the Company will deliver one or more legal opinions to the Placement Agent in a form reasonably satisfactory to the Placement Agent and its counsel. Such opinions also shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

                  4.21 Certificate. At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

                  4.22 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby. The Company is eligible to register the Shares and the Warrant Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares and the Warrant Shares by the Purchaser.

                  4.23 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities as described under "Use of Proceeds" in the Private Placement Memorandum.

                  4.24 Non-Public Information. Neither the Company nor, to the Company's knowledge, any person acting on behalf of the Company, has provided the Purchaser with any information that the Company believes constitutes material, non-public information, unless the Purchaser had first executed a written non-disclosure agreement. On the Closing Date, the Company shall issue the press release described in Section 7.1(h) hereof. On or before 9:00 a.m., New York City time, on the first business day after the Closing Date, the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement, and attaching as an exhibit to such Form 8-K a form of this Agreement and a form of Warrant (including such exhibits, the "8-K Filing"). The Company shall not, and shall use its best efforts to cause each of its officers, directors, employees and agents not to, provide the Purchaser with any material nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Purchaser. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this section in effecting transactions in securities of the Company.

                  4.25 Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

                  4.26 Related Party Transactions. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

                  4.27 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

                  4.28 Governmental Permits, Etc. The Company has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

                  4.29  Financial  Statements.  The financial  statements of the
Company and the related notes contained in its Exchange Act filings present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  4.30 Listing. The Company has not, in the two years preceding the date hereof, received any written notice from the American Stock Exchange, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the American Stock Exchange with respect to the issuance of the Shares and the Warrant Shares and shall use its best efforts to have the Shares and the Warrant Shares listed on the American Stock Exchange on or before the first date that the Registration Statement is declared effective by the Commission. The Common Stock is presently listed on the American Stock Exchange.

                  4.31 Sarbanes-Oxley Act; Accounting Controls. The Company is, and at the Closing Date will be, in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  4.32 ERISA Compliance. Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of
Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

                  4.33 Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  4.34 Employee Relations. (a) The Company is not a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

                  4.35  Environmental   Matters.  There  has  been  no  storage,
disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge; the terms "hazardous wastes", "toxic wastes", "hazardous substances", and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  4.36 Equal Treatment of Purchasers. Each Purchaser has entered into the Agreement on materially equivalent terms. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of this Agreement or the Warrant unless the same consideration is also offered to all of the parties to the Agreements. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

                  SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the Securities set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration
Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the Securities set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ; and (vii) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares and Warrant Shares or the Company is no longer required to keep the Registration Statement effective.

                  (b) The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

                  (c) For the benefit of the Company, the Purchaser previously agreed orally or in writing with the Placement Agent to keep confidential all information concerning this private placement. The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Securities and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Securities. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the filing by the Company of a press release or press releases or a Current Report on Form 8-K describing this offering. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

                  (d) The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser's investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser's purchase of the Securities, including, but not limited to, those set forth under the caption "Risk Factors" in the Private Placement Memorandum. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.

                  (e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  (f) The Purchaser understands that, (i) at all times the Warrants and (ii) until such time as the Registration Statement has been declared effective and the Shares and the Warrant Shares may be sold pursuant to subsection (h) below or pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities and the Warrant Shares will bear a restrictive legend in substantially the following form:

            "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction. The Shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws."

                  (g) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

                  (h) The  Purchaser  hereby  covenants  with the Company not to make any sale of the Shares or the Warrant Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company without registration unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws or the certificate submitted to the transfer agent evidencing the Shares or the Warrant Shares is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or the Warrant Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser will notify the Company promptly after the sale of all of its Shares and Warrant Shares. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus forming a part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares or Warrant Shares pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 30 consecutive days, and no Suspension shall be for a period of an aggregate in any 365-day period of longer than 45 days. In the event that a Suspension is for a period of longer than 30 consecutive days or for a period of an aggregate in any 365-day period of longer than 60 days, the Company shall pay to each Purchaser an amount, as liquidated damages and not as a penalty, equal to one half of one percent (0.5%) per month (pro rata on a 30 day basis) for the first thirty (30) days, and thereafter, one percent (1.5%) per month (pro rata on a 30 day basis), of the aggregate purchase price paid by such Purchaser pursuant to this Agreement for any Securities then held by such Purchaser until the Suspension is cured. Such liquidated damages shall be payable monthly in cash.

                  (i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

                  SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefore.

                  SECTION 7. Registration of the Shares and the Warrant Shares; Compliance with the Securities Act.

                  7.1 Registration Procedures and Expenses. The Company shall:

                  (a) as soon as reasonably practicable, but in no event later than ten (10) days following the Closing Date, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares and the Warrant Shares by the Purchaser and the Other Purchasers from time to time on the American Stock Exchange or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                  (b) use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within forty-five (45) days after the Closing Date or, in the event of a review of the Registration Statement by the Commission, within sixty (60) days after the Closing Date;

                  (c) use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as the Shares and the Warrant Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933, as amended;

                  (d) furnish to the Purchaser with respect to the Shares and the Warrant Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares or Warrant Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and the Warrant Shares by the Purchaser;

                  (e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares and the Warrant Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any;

                  (g) file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

                  (h)  issue  a  press  release   describing  the   transactions
contemplated by this Agreement on the Closing Date; and

                  (i) make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer for questions regarding information which the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part.

      The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related thereto to be completed by the Purchaser is attached hereto as Appendix I.

                  7.2 Transfer of Shares and Warrant Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Securities or the Warrant Shares or its right to purchase the Securities or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

                  7.3 Indemnification. For the purpose of this Section 7.3:

                  (i) the term "Purchaser/Affiliate" shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (ii) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

                  (a) The Company  agrees to indemnify  and hold  harmless  each
Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action not to exceed the proceeds from the purchase and sale of the Securities paid by such Purchaser; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                  (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding anything hereon contained to the contrary, in no event shall the liability of any Purchaser be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Shares giving rise to such indemnification obligation.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this
Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Securities purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this
Section 7.3 are several and not joint.

                  7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Securities and the Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares upon the passage of two years from the effective date of the Registration Statement covering such Shares and Warrant Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5  Information  Available.   So  long  as  the  Registration
Statement is effective covering the resale of Shares and Warrant Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                  (a) other than any such reports or communications filed with the Commission pursuant to the Commission's EDGAR system, as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of
(i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares and the Warrant Shares (the foregoing, in each case, excluding exhibits);

                  (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses;

and the Company, upon the reasonable request of the Purchaser and with prior notice, will be available to the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and the Warrant Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

                  7.6 Liquidated Damages. In the event the Registration Statement is not declared effective within forty-five (45) days following the Closing Date, or in the event of a review of the Registration Statement by the Commission, within sixty (60) days after the Closing Date, the Company shall pay to each Purchaser an amount, as liquidated damages and not as a penalty, equal to one half of one percent (0.5%) per month (pro rata on a 30 day basis) for the first thirty (30) days, and thereafter, one percent (1.5%) per month (pro rata on a 30 day basis), of the aggregate purchase price paid by such Purchaser pursuant to this Agreement for any Securities then held by such Purchaser until the Registration Statement is declared effective. Such liquidated damages shall be payable monthly in cash.

                  SECTION 8. Right of First Offer.

                  8.1  Subject  to the terms and  conditions  specified  in this
Section 8, the Company hereby grants to each Purchaser, for the 365 day period following the Closing Date, a right of first offer with respect to future sales by the Company of shares of any class of its capital stock, or any securities convertible or exercisable therefor ("First Offer Shares").

                  8.2 Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any First Offer Shares, the Company shall first make an offer of such First Offer Shares to each Purchaser in accordance with the following provisions:

                  (a) The Company shall deliver a notice (the "Notice") to each Purchaser stating (A) its bona fide intention to offer such First Offer Shares,
(B) the number of such First Offer Shares to be offered and (C) the price and terms, if any, upon which it proposes to offer such First Offer Shares.

                  (b) Within seven (7) days after receipt of the Notice, each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Notice, that portion of such First Offer Shares which equals the proportion that the number of shares of Common Stock issued and held by such Purchaser bears to the total number of shares of Common Stock of the Company (assuming full conversion and exercise of all convertible or exercisable securities) then held by all of the shareholders of the Company. The Company shall promptly, in writing, inform each Purchaser which purchases all the shares available to it (a "Fully-Exercising Purchaser") of any other Purchaser's failure to do likewise. During the seven (7) day period commencing after receipt of such information, each Fully-Exercising Purchaser shall be entitled to obtain that portion of the Shares not subscribed for by the Purchaser equal to the proportion that the number of shares of Common Stock issued and held by such Fully-Exercising Purchaser bears to the total number of shares of Common Stock issued and held by all Fully-Exercising Purchasers who wish to purchase some of the unsubscribed First Offer Shares.

                  (c) If all of the First Offer Shares are not elected to be obtained as provided in subsection 8.2(b), the Company may, during the fourteen
(14) day period following the expiration of the period provided in subsection 8.2(b) hereof, offer the remaining unsubscribed portion of such First Offer Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the First Offer Shares within such period, or if such agreement is not consummated within fourteen (14) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such First Offer Shares shall not be offered unless first reoffered to the Purchasers in accordance herewith.

                  (d) The right of first offer in this Section 8 shall not be applicable (i) to the issuance of sale of shares of Common Stock (or options therefor) to directors, officers, employees or consultants of the Company for the primary purpose of soliciting or retaining their services (or for similar compensatory purposes) or (ii) to or after consummation of a bona fide, firmly underwritten public offering of the Company under the Securities Act, pursuant to a registration statement on Form S-1, or (iii) the issuance of securities pursuant to the conversion or exercise of then-outstanding convertible or exercisable securities.

                  SECTION 9. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

                  SECTION 10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days' advance written notice to the other party:

                  (a)   if to the Company, to:

                  Intelli-Check, Inc.
                  246 Crossways Park West
                  Woodbury, New York 11797
                  Attn: Edwin Winiarz
                  Facsimile: (516) 992-1918

                  with a copy to:

                  Mitchell S. Nussbaum, Esq.
                  Loeb & Loeb LLP
                  345 Park Avenue
                  New York, New York 10154
                  Facsimile: (212) 407-4990

                  (b) if to the Purchaser, at its address as set forth at the end of this Agreement.

                  SECTION 11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

                  SECTION 12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

                  SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

                  SECTION 16. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

                  SECTION 17. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser with the prior written consent of the Company, except such consent shall not be required in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement.

                  SECTION 18. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  SECTION 19. Independent Nature of Purchasers' Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of any Other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any Other Purchaser under the Agreements. The decision of each Purchaser to purchase Securities pursuant to the Agreements has been made by such Purchaser independently of any other Purchaser. Nothing contained in the Agreements, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                  INTELLI-CHECK, INC.


                                  By /s/ Frank Mandelbaum
                                     -------------------------------------------
                                     Name:  Frank Mandelbaum
                                     Title: Chief Executive Officer

                                  NAME OF PURCHASER:

                                  PRESIDIO PARTNERS
                                  By William Brady, its General Partner


                                  /s/ William Brady
                                  ----------------------------------------------

                                  See also SCHEDULE A attached hereto.

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER

         (to be read in conjunction with the entire Purchase Agreement which this follows)

      A. Complete the following items on BOTH Purchase Agreements (Please sign two originals):

1.    Page 24 - Signature:

      (i)   Name of Purchaser (Individual or Institution)

      (ii)  Name of Individual representing Purchaser (if an Institution)

      (iii) Title of Individual representing Purchaser (if an Institution)

      (iv)  Signature  of  Individual   Purchaser  or  Individual   representing
            Purchaser

2.    Appendix I - Securities Certificate  Questionnaire/Registration  Statement
      Questionnaire:

      Provide  the   information   requested  by  the   Securities   Certificate
      Questionnaire and the Registration Statement Questionnaire.

3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by facsimile with hand copy by overnight delivery):

            JMP Securities LLC
            600 Montgomery Street
            San Francisco, California 94111
            Facsimile: (415) 835-8920
            Attn: Kevin McClellan

      B. Instructions regarding the transfer of funds for the purchase of the Securities will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

      C. Upon the resale of the Shares or the Warrant Shares by the Purchasers after the Registration Statement covering the Shares and the Warrant Shares is effective, as described in the Purchase Agreement, the
      Purchaser:

      (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

      (ii) must send a letter in the form of Appendix II to the Company so that the Shares or the Warrant Shares may be properly transferred.

                                                                      Appendix I

                               INTELLI-CHECK, INC.
                      SECURITIES CERTIFICATE QUESTIONNAIRE

      Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.    The    exact    name   that   your
      Securities are to be registered in
      (this is the name that will appear
      on your stock certificate(s)). You
      may   use  a   nominee   name   if
      appropriate:                            __________________________________

2.    The   relationship   between   the
      Purchaser  of the  Securities  and
      the  Registered  Holder  listed in
      response to item 1 above:               __________________________________

3.    The   mailing   address   of   the
      Registered    Holder   listed   in
      response to item 1 above:               __________________________________

4.    The Social  Security Number or Tax
      Identification   Number   of   the
      Registered    Holder   listed   in
      response to item 1 above:               __________________________________

                                                                      Appendix I

                               INTELLI-CHECK, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

                         Intelli-Check, Inc. ("Company")

                        SELLING STOCKHOLDER QUESTIONNAIRE

      The following information is requested for use in connection with the preparation of a registration statement registering shares of our common stock (the "Shares") and shares of our common stock issuable upon exercise of warrants (the "Warrant Shares") for resale by you as a selling stockholder. The Shares and Warrant Shares, which you acquired in connection with the Company's private placement (the "Private Placement"), will be included in a Registration Statement on Form S-3 filed under the Securities Act of 1933 (the "Act").

      Please complete and sign one copy of this questionnaire, and return it to Mitchell S. Nussbaum, Esq., Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 at your earliest opportunity.

      Kindly note that while some of the information requested herein may be deemed not material and therefore not required to be disclosed in the registration statement relating to the proposed public offering, you should provide all the information requested.

                               ITEM 1. DEFINITIONS

      Before you complete this Questionnaire, please give consideration to the following definitions of various terms used in this Questionnaire.

            "Associate", as used throughout this questionnaire, means (a) any corporation or organization (other than the Company or any of its subsidiaries) of which you are an officer, director or partner or of which you are, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, (c) your spouse, (d) any relative of your spouse or any relative of yours who has the same home as you or who is a director or officer of key executive of the Company or any of its subsidiaries, (e) any partner, syndicate member or person with whom you have agreed to act in concert with respect to the acquisition, holding, voting or disposition of shares of the Company's securities.

            "Beneficially", when used in connection with the ownership of securities, means (a) any interest in a security which entitled you to any of the rights or benefits of ownership even though you may not be the owner of record or (b) securities owned by you directly or indirectly, including those held by you for your own benefit (regardless of how registered), and securities held by others for your benefit (regardless of how registered), such as by custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a stockholder, etc., and securities held in the name of your spouse, minor children and any relative (sharing the same home). A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or other wise has or shares:

            (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

            (2) investment power which includes the power to dispose, or to direct the disposition, of such security.

In addition to being beneficial owner of securities over which you have, or share, voting or investment power, you are deemed to be the beneficial owner of a security if you have a right, within sixty days, to acquire beneficial ownership of (i.e., the right to obtain or share voting or investment power over) such security. Examples of such rights would include the right to acquire:
(i) through the exercise of any option, warrant or similar right; (ii) through conversion of any security; or (iii) pursuant to the power to revoke, or the provision for automatic termination of, a trust, discretionary account or options, convertible securities or power to revoke such a trust with the "purpose or effect" or changing or influencing control underlying securities upon such acquisition, without regard to the sixty day rule state above.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

            A "Control Person" of a specified person is a person that directly, or indirectly through one or more intermediaries, controls the person specified.

            "Material", when used in this questionnaire to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which an average prudent investor ought reasonable to be informed before purchasing the securities of the Company.

            "Material Relationship" has not been defined by the Securities and Exchange Commission. However, the Commission has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent armslength bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that you would have such a relationship, for example, with any organization of which you are an officer, director, trustee or partner or in which you own, directly or indirectly, 10% or more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative or spouse (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

            The National Association of Securities Dealers, Inc. ("NASD") defines a "Member" as being either any broker or dealer admitted to a membership in the NASD or any officer or partner of such a member, or the executive representative of such a member or the substitute for such a representative.

            The NASD defines a "Person Associated with a Member" as being every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

            The NASD defines an "Underwriter or a Related Person" with respect to a proposed offering as being underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

                     ITEM 2. Please complete the following:

      If you need  more  space to  respond  to or  clarify  your  response  to a
question,   use  the   "Additional   Information"   page  at  the  end  of  this
Questionnaire.

1.    Print name of stockholder        _________________________________________

                                       _________________________________________

2.    Print correct address            _________________________________________

                                       _________________________________________

                                       _________________________________________

3. List all positions or offices which stockholder or any of its directors, officers or partners have had since January 1, 1997, with the Company or any of its affiliates:

4. Describe below any pending legal proceedings in which either stockholder or any of its associates has an interest adverse to the Company:

5. Describe below any material relationship stockholder or any of its directors, officers or partners have had with the Company or any of its officers or directors:

6. Describe below any information known to stockholder, and if none state "none", pertaining to underwriting compensation and arrangements or any dealings between any underwriter or related person, member of the NASD or a person associated with a member of the NASD, and the Company or any controlling stockholder thereof since January 1, 1993:

7. State below whether stockholder or any of its associates are a member of NASD, a controlling shareholder of a member, a person associated or affiliated with a member or an underwriter or related person with respect to the proposed offering. If you respond "yes", describe such relationship:

                                 Yes |_| No |_|

(IF THE RESPONSE TO 7 WAS "NO", DO NOT RESPOND TO 8-10)

8. Describe below information as to all purchases and acquisitions (including contracts to purchase or to acquire) of securities of the Company by stockholder during the last twenty months, and all proposed purchases and acquisitions which are to be consummated in whole or in part within the next twelve months:

          Seller or               Amount and         Price or Other
      Prospective Seller     Nature of Securities     Consideration       Date
      ------------------     --------------------    --------------     --------






9. Describe below all information as to all sales and dispositions (including contracts to sell or to dispose) of securities of the Company during the last twenty months by stockholder to any "member" of the NASD or any "person associated with a member" with respect to the proposed public offering, as well as to all proposed sales and dispositions by stockholder which are to be consummated in whole or in part within the next twelve months.

          Seller or               Amount and         Price or Other
      Prospective Seller     Nature of Securities     Consideration       Date
      ------------------     --------------------    --------------     --------






10. If stockholder has had during the last twenty months, or is to have within the next twelve months, any transaction of the character referred to in either Item 8 or 9 above, describe briefly below the relationship, affiliation or association of both stockholder and, if known, the other party or parties to any such transaction with an underwriter or other "in the stream of distribution" with respect to the proposed offering. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a "private investment group", such as a hedge fund or other group of purchasers, list, if known, the names of all persons comprising the "group" and their "association with" or "relationship to" any broker-dealer.

11. Describe any arrangement known to you made or to be made by any person, or any transaction already effected and if no such arrangement or transaction is known to you, state "none":

      (i) to limited or restrict the sale of the Common Stock during the period of the offering of the securities registered under the Registration Statement;

      (ii)  to stabilize the market for the Common Stock; or

      (iii) to withhold commissions or otherwise to hold each underwriter or dealer responsible for the distribution of his participation in the offering.

12. Specify below the information required as to Shares, Warrant Shares and all other securities beneficially owned by you (including any options or warrants) as of the date of this Questionnaire. [Please refer to the attached definition of "Beneficially."]

                                                                                                 Remarks (specify
                                                                                               voting or investment
                                                                                                power you have, in
                         Number of Warrant         Registered in           Beneficially         what capacity you
Number of Shares              Shares                the Name of:            Owned by*:           have such power)
----------------         -----------------         -------------           ------------        --------------------





13. Specify below the number of Shares and Warrant Shares acquired by you in the Private Placement which you wish to include in the Registration Statement pursuant to your registration right (if left blank, all such Shares will be included):

                                                                       Remarks (specify
                                                                     voting or investment
                                                                      power you have, in
                         Registered in           Beneficially         what capacity you
Number of Shares          the Name of:            Owned by*:           have such power)
----------------         -------------           ------------        --------------------





14. State below whether stockholder or any of its associates are a market-maker in, or in any other way involved in the trading of, any security of the Company. If you respond "yes", describe such relationship:

                                 Yes |_| No |_|

15. State below whether stockholder is selling the Shares or the Warrant Shares to be sold pursuant to the registration statement for the purposes of raising funds or diversifying your investment portfolio. If you respond "no", describe the purpose of your sale:

                                 Yes |_| No |_|

16. State whether stockholder may sell the Shares or the Warrant Shares in any method of distribution, in negotiated transactions, through the writing of options or a combination of such methods of sale. If you respond "yes", describe such method:

                                 Yes |_| No |_|

17. State whether stockholder may sell the Shares or the Warrant Shares to or through broker-dealers.

                                 Yes |_| No |_|

      Please note that the selling stockholders and any broker-dealers or agents who participate in the distribution of the Shares or the Warrant Shares pursuant to the registration statement may be deemed to be "underwriters" as that term is defined in the Act, and any commissions received by them and profit on any resale of the Shares or the Warrant Shares as principal might be deemed to be underwriting discounts and commissions under the Act.

                                ITEM 3. SIGNATURE

I understand that the information that I am furnishing you herein will be used by Intelli-Check, Inc. in the preparation of a registration statement under the Securities Act of 1933, as amended. The responses supplied in this questionnaire are accurate and complete to the best knowledge of the undersigned. If, at any time after the date of signing this Questionnaire by the undersigned and prior to the date of registration of our securities, any change occurs which would render any of the undersigned's statements in this Questionnaire inaccurate, misleading or incomplete in any respect, the undersigned will immediately advise Loeb & Loeb LLP of such changes and the details thereof.


Signature: ____________________________________________

Name (please print): __________________________________

Title: ________________________________________________

Telephone No: _________________________________________

Fax No: _______________________________________________

Business Address: _____________________________________

                  _____________________________________

Date: _________________________________________________

                             ADDITIONAL INFORMATION

                                                                     APPENDIX II

[Transfer Agent]
[Address]

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

      The undersigned, [an officer of, or other person duly authorized by]

_____________________________________________________________ hereby certifies
   [fill in official name of individual or institution]

that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on _______________ in
                                                           [date]

accordance with the terms of the Purchase Agreement and in accordance with

Registration Statement number ____________________________________________
                              [fill in the number of or otherwise identify

________________________ or otherwise in accordance with the Securities Act Registration Statement]

of 1933, as amended, and, in the case of a transfer pursuant to the Registration

Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

            Name of Purchaser
            (Individual or Institution):      ______________________

            Name of Individual
            representing Purchaser
            (if an Institution)               ______________________

            Title of Individual
            representing Purchaser
            (if an Institution):              ______________________

            Signature by:
            Individual Purchaser
            or Individual
            representing Purchaser:           ______________________

                                                                      SCHEDULE A

SCHEDULE OF PURCHASERS

Other than in the following amounts of common stock purchased, each of the securities purchase agreements under which each investor purchased their shares of common stock in the private placement were identical in all material respects.

                                              Number of Shares of Common
                                                Stock Purchased in the           Number of Warrants Issued
Security Holders                                   Private Placement             in the Private Placement
---------------------------------------       --------------------------         -------------------------
WPG Software Fund, L.P.                                 275,000                          110,000
SRG Capital, LLC                                         70,000                           28,000
Enable Opportunity Partners, L.P.                        25,000                           10,000
Enable Growth Partners, L.P.                             75,000                           30,000
Smithfield Fiduciary LLC                                125,000                           50,000
Iroquois Master Fund Ltd.                               125,000                           50,000
Gruber & McBaine International                           18,000                            7,200
Jon D. and Linda W. Gruber Trust                         25,000                           10,000
RHP Master Fund, Ltd.                                   125,000                           50,000
Nite Capital L.P.                                        65,000                           26,000
Lagunitas Partners L.P.                                  82,000                           32,800
Presidio Partners                                        61,875                           24,750
Geary Partners                                           48,625                           19,450
Brady Fund L.P.                                          14,500                            5,800
Robert T. Lempert                                        25,000                           10,000
Todd Cohen                                               10,000                            4,000
H. Leon Pachter, M.D.                                    20,000                            8,000
H. Leon Pachter, M.D., IRA Rollover                      20,000                            8,000
Joe Giamanco                                             40,000                           16,000